                                                                                                                        EXHIBIT 16
                               INVESTMENT PERFORMANCE -- EV MARATHON FLORIDA INSURED MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through July 31, 1997 and for the 1 year period ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,299.14      $1,269.14      29.91%      7.95%         26.91%      7.22%

1 YEAR ENDED
07/31/97          07/31/96      $1,088.26      $1,038.26      8.83%       8.83%         3.83%       3.83%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                   Exhibit 16



          EV MARATHON FLORIDA INSURED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 7/31/97:

                            Interest Income Earned:        $92,977
 Plus                       Dividend Income Earned:
 Equal                                Gross Income:        $92,977

 Minus                                    Expenses:        $20,107
                                                            ------
 Equal                       Net Investment Income:        $72,870

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      1,923,564
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0379

                 Net Asset Value Per Share 7/31/97:         $11.08

                                     30 Day Yield*:           4.14%

 Divided by    One minus the Tax Rate of 31%:                 0.69
                                                            ------
 Equal               Tax Equivalent Yield **:                 6.00%

          Divided by one minus a tax rate of 34.33%         0.6567
                                                            ------
 Equal                     Tax Equivalent Yield***            6.30%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0374/$11.08)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 34.33%

                                    INVESTMENT PERFORMANCE -- EV MARATHON HAWAII MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through July 31, 1997 and for the 1 year period ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,188.80      $1,158.80      18.88%      5.19%         15.88%      4.40%

1 YEAR ENDED
07/31/97          07/31/96      $1,091.61      $1,041.61      9.16%       9.16%         4.16%       4.16%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                    Exhibit 16



                  EV MARATHON HAWAII MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 7/31/97:

                            Interest Income Earned:       $80,648
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:       $80,648

 Minus                                    Expenses:       $22,605
                                                           ------
 Equal                       Net Investment Income:       $58,042

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     1,810,087
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0321

                 Net Asset Value Per Share 7/31/97:        $10.02

                                     30 Day Yield*:          3.88%

 Divided by    One minus the Tax Rate of 31%:                0.69
                                                           ------
 Equal               Tax Equivalent Yield **:                5.62%

          Divided by one minus a tax rate of 35.20%:       0.6480
                                                           ------
 Equal                     Tax Equivalent Yield***:          5.99%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0321/$10.02)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Hawaii tax rate of 35.20%

                                    INVESTMENT PERFORMANCE -- EV MARATHON KANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through July 31, 1997 and for the 1 year period ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,230.25      $1,200.25      23.02%      6.25%         20.02%      5.48%

1 YEAR ENDED
07/31/97          07/31/96      $1,094.17      $1,044.17      9.42%       9.42%         4.42%       4.42%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                  Exhibit 16



          EV MARATHON KANSAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:     $49,180
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:     $49,180

 Minus                                    Expenses:     $13,544
                                                         ------
 Equal                       Net Investment Income:     $35,635

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   1,018,825
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0350

                 Net Asset Value Per Share 7/31/97:      $10.43

                                     30 Day Yield*:        4.06%

 Divided by   One minus the Tax Rate of 31%:               0.69
                                                         ------
 Equal              Tax Equivalent Yield **:               5.88%

          Divided by one minus a tax rate of 34.80%      0.6520
                                                         ------
 Equal                     Tax Equivalent Yield***:        6.23%




 *   Yield is calculated on a bond equivalent rate as follows:
                  6
 2[(($0.035 /$10.43)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kansas tax rate of 34.80%

INVESTMENT PERFORMANCE -- EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through July 31, 1997 and for the 1 year period ended
July 31, 1997.
Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $952.50        $1,275.61      33.92%      8.92%         27.56%      7.38%

1 YEAR ENDED
07/31/97          07/31/96      $952.50        $1,042.16      9.41%       9.41%         4.22%       4.22%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                Exhibit 16



          EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:        $10,564
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $10,564

 Minus                                    Expenses:         $1,174
                                                            ------
 Equal                       Net Investment Income:         $9,390

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        216,023
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0435

                 Net Asset Value Per Share 7/31/97:         $11.65

                                     30 Day Yield*:           4.52%

 Divided by    One minus the Tax Rate of 31%:                 0.69
                                                            ------
 Equal               Tax Equivalent Yield **:                 6.55%

          Divided by one minus a tax rate of 34.05%:        0.6595
                                                            ------
 Equal                     Tax Equivalent Yield***:           6.85%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0435/$11.65)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 34.05%

INVESTMENT PERFORMANCE -- EV TRADITIONAL HAWAII MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through July 31, 1997 and for the 1 year period ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $952.50        $1,114.25      16.98%      4.69%         11.42%      3.21%

1 YEAR ENDED
07/31/97          07/31/96      $952.50        $1,043.37      9.54%       9.54%         4.34%       4.34%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                  Exhibit 16



                  EV TRADITIONAL HAWAII MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:
                            Interest Income Earned:        $1,524
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:        $1,524

 Minus                                    Expenses:          $204
                                                           ------
 Equal                       Net Investment Income:        $1,320

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        36,640
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0360

                 Net Asset Value Per Share 7/31/97:        $10.21

                                     30 Day Yield*:          4.27%

 Divided by    One minus the Tax Rate of 31%:                0.69
                                                           ------
 Equal               Tax Equivalent Yield **:                6.19%

          Divided by one minus a tax rate of 35.20%:       0.6480
                                                           ------
 Equal                     Tax Equivalent Yield***:          6.59%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.036 /$10.21)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Hawaii tax rate of 35.20%

INVESTMENT PERFORMANCE -- EV TRADITIONAL KANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through July 31, 1997 and for the 1 year period ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $952.50        $1,174.30      23.29%      6.31%         17.43%      4.81%

1 YEAR ENDED
07/31/97          07/31/96      $952.50        $1,045.23      9.74%       9.74%         4.52%       4.52%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                    Exhibit 16



          EV TRADITIONAL KANSAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:      $5,210
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:      $5,210

 Minus                                    Expenses:        $870
                                                         ------
 Equal                       Net Investment Income:      $4,340

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     109,220
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0397

                 Net Asset Value Per Share 7/31/         $10.79

                                     30 Day Yield*:        4.46%

 Divided by   One minus the Tax Rate of 31%:               0.69
                                                         ------
 Equal              Tax Equivalent Yield **:               6.46%

          Divided by one minus a tax rate of 34.80%:     0.6520
                                                         ------
 Equal                     Tax Equivalent Yield***:        6.84%




 *   Yield is calculated on a bond equivalent rate as follows:
                  6
 2[(($0.0397/$10.79)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kansas tax rate of 34.80%

                          INVESTMENT PERFORMANCE - EATON VANCE HIGH YIELD MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 7, 1995 through July 31, 1997 and for the 1 year period ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/07/95      $1,254.53      $1,204.53      25.45%      12.13%        20.45%       9.85%

1 YEAR ENDED
07/31/97          07/31/96      $1,141.14      $1,091.14      14.11%      14.11%         9.11%       9.11%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the CDSC
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                 Exhibit 16



               EV MARATHON  HIGH YIELD  MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97

                            Interest Income Earned:              $903,257
 Plus                       Dividend Income Earned:
                                                                   ------
 Equal                                Gross Income:              $903,257

 Minus                                    Expenses:              $224,482
                                                                   ------
 Equal                       Net Investment Income:              $678,775

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:            13,975,351
                                                                   ------
 Equal      Net Investment Income Earned Per Share:               $0.0486

                 Net Asset Value Per Share 7/31/97:                $11.18

                                     30 Day Yield*:                  5.27%

 Divided by          One minus the Tax Rate of 31%:                  0.69
                                                                   ------
 Equal                     Tax Equivalent Yield **:                  7.64%



 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0486/$11.18)+1)-1]

 ** Assuming a tax rate of 31%

                          INVESTMENT PERFORMANCE - EATON VANCE HIGH YIELD MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 7, 1995 through July 31, 1997 and for the 1 year period ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/07/95      $952.38        $1,217.71      27.86%      13.22%        21.77%      10.46%

1 YEAR ENDED
07/31/97          07/31/96      $952.47        $1,093.76      14.83%      14.83%        9.38%       9.38%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                    Exhibit 16



                EV TRADITIONAL HIGH YIELD  MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/97

                             Interest Income Earned:              $446,855
 Plus                        Dividend Income Earned:
                                                                    ------
 Equal                                 Gross Income:              $446,855

 Minus                                     Expenses:               $71,054
                                                                    ------
 Equal                        Net Investment Income:              $375,800

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:             6,847,057
                                                                    ------
 Equal       Net Investment Income Earned Per Share:               $0.0549

                 Net Asset Value Per Share 7/31/97:                 $11.66

                                      30 Day Yield*:                  5.72%

 Divided by           One minus the Tax Rate of 31%:                  0.69
                                                                    ------
 Equal                      Tax Equivalent Yield **:                  8.29%








 *  Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0549/$11.66)+1)-1]

 ** Assuming a tax rate of 31%

                          INVESTMENT PERFORMANCE - EATON VANCE HIGH YIELD MUNICIPALS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 7, 1995 through July 31, 1997 and for the 1 year period ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/07/95      $1,271.40      $1,271.40      27.14%      12.89%        27.14%      12.89%

1 YEAR ENDED
07/31/97          07/31/96      $1,141.83      $1,131.83      14.18%      14.18%        13.18%      13.18%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                           Exhibit 16



                EV CLASSIC HIGH YIELD MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                  For the 30 days ended 7/31/97:

                          Interest Income Earned:             $8,888
Plus                      Dividend Income Earned:
                                                          ----------
Equal                               Gross Income:             $8,888

Minus                                   Expenses:             $2,390
                                                          ----------
Equal                      Net Investment Income:             $6,497

Divided by         Average daily number of shares
                   outstanding that were entitled
                            to receive dividends:            137,025
                                                          ----------
Equal     Net Investment Income Earned Per Share:            $0.0474

         Net Asset Value Price Per Share 7/31/97:             $10.37

                                   30 Day Yield*:               5.55%


Divided by              One minus the Tax Rate of 31%:          0.69
                                                                ----
Equal                       Tax Equivalent Yield**:             8.04%



*  Yield is calculated on a bond equivalent rate as follows:
                       6
    2[(($0.0474/$10.37)+1) -1]

** Assuming a tax rate of 31%